UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 17, 2026
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

QUALCOMM Incorporated (the “Company”) held its 2026 Annual Meeting of Stockholders on March 17, 2026 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered seven proposals, each of which is described briefly below and in more detail in the Company’s definitive proxy statement dated January 22, 2026. The final voting results for each proposal are set forth below.

Proposal 1 – Election of Directors.

NOMINEE	FOR	WITHHOLD	ABSTAIN	BROKER NON-VOTES
Sylvia Acevedo	738,492,509	11,635,969	1,506,560	159,320,818
Cristiano R. Amon	747,404,384	3,206,235	1,024,419	159,320,818
Mark Fields	747,379,779	3,221,310	1,033,949	159,320,818
Jeffrey W. Henderson	712,655,940	37,697,952	1,281,146	159,320,818
Jeremy (Zico) Kolter	744,674,154	5,914,152	1,046,732	159,320,818
Ann M. Livermore	696,865,197	53,209,054	1,560,787	159,320,818
Mark D. McLaughlin	741,866,543	8,684,600	1,083,895	159,320,818
Jamie S. Miller	747,554,663	3,043,643	1,036,732	159,320,818
Marie Myers	747,495,211	3,157,807	982,020	159,320,818
Irene B. Rosenfeld	695,921,138	54,657,195	1,056,705	159,320,818
Jean-Pascal Tricoire	745,574,514	5,068,438	992,086	159,320,818

Each of the foregoing nominees was elected and each received affirmative votes from more than a majority of the votes cast.

Proposal 2 – Ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 27, 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
837,154,935	71,897,607	1,903,314	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 3 – Approval, on an advisory basis, of the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
686,367,756	61,683,514	3,583,768	159,320,818

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 4 – Approval, on an advisory basis, of the frequency of future advisory votes on our executive compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
737,573,095	1,296,776	11,120,640	1,644,527	159,320,818

Based on these results, and consistent with the Company’s recommendation and past practice, the Company will continue to hold an advisory vote on executive compensation annually.

Proposal 5 – Approval of the Amended and Restated QUALCOMM Incorporated 2023 Long-Term Incentive Plan, including an increase in the share reserve by 24,000,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
700,086,875	48,265,613	3,282,550	159,320,818

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 6 – Stockholder proposal entitled “Shareholder Ability to Call for a Special Shareholder Meeting.”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
316,222,168	432,666,683	2,746,187	159,320,818

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was not approved.

Proposal 7 – Stockholder proposal entitled “Report on Risk of China Exposure.”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,142,415	722,023,888	7,468,735	159,320,818

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	March 19, 2026	By:	/s/ Ann Chaplin
Ann Chaplin
Executive Vice President, General Counsel and Corporate Secretary